A NASDAQA NASDAQ Traded Traded Company Company - Symbol - Symbol HBNC HBNC Investor Presentation September 9, 2020

Important Information Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward- looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 36-45. 2

Corporate Overview 3

2Q20 Highlights Change% Change% ($000s except per share data) 2Q20 1Q20 vs. 2Q19 ($000s except per share data) 2Q20 1Q20 vs. 2Q19 IncomeStatement CreditQuality Net interest income $42,996 5.1% 3.5% Non-performing assets $30,699 5.1% 3.5% Non-interest income 11,124 (7.8)% 2.1% NPA ratio 0.53% 3 bps 8 bps Reported net income 14,639 25.6% (12.0)% Net charge-offs to avg. loans for Diluted EPS $0.33 26.9% (10.8)% the period 0.01% 0 bps 0 bps BalanceSheet Capital Average earning assets $5,112,636 8.2% 12.0% Tangible book value per share $10.87 4.8% 9.7% Average total loans 3,900,599 8.2% 7.2% Book value per share $14.88 3.3% 7.1% Average total deposits 4,224,551 7.2% 7.3% Dividends payout ratio 36.4% • Profitably grew and strengthened the balance sheet – Average earning assets up >8% compared to linked quarter – Net income increased >25% during the quarter • Record mortgage volume and record gain on mortgage loan sales of $6.6 million for the period • Continued solid asset quality metrics, with NPAs/total assets of 0.53% at June 30, 2020 • Disciplined expense management, with annualized non-interest expense to average assets ratio improving 20 bps to 2.18% • Completed $60.0 million subordinated debt offering, strengthening capital position and increasing liquidity at the holding company 4

Seasoned Management Team Seasoned Leadership  Executive team has collectively >200 total  Horizon’s employees understand the years’ banking experience value of work  Horizon’s middle mgmt. team on average  14 mergers and 11 organic expansions has >25 years of banking experience completed in last 16 years Craig M. Dwight James D. "Jim" Neff Mark E. Secor Chairman & CEO President Executive VP & CFO • 42 Years of Banking • 31 Years of Banking & Public • 41 Years of Banking Experience Accounting Experience Experience • 2 Years as President • 11 Years with Horizon as CFO • 21 Years as President or CEO Executive Vice President of of Bank • 19 Years as Senior Mortgage Horizon and Retail credit officer Kathie A. DeRuiter Dennis J. Kuhn Todd A. Etzler EVP & Senior Operations EVP & Chief Commercial SVP , Corporate Secretary Officer Banking Officer & General Counsel • 30 Years of Banking and • 28 Years of Corporate Legal • 35 Years of Banking Operational Experience Experience and 9 years of Experience • 19 Years as Senior Bank General Counsel Experience Operations Officer • 2 Years as Chief Commercial Banking Officer • 3 Years as SVP and General Counsel 5

A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth 2014 - 2019 11 Organic Expansions Organic M&A  Carmel, IN  1st Mtg.  Bargersville 14 M&A  Ft. Wayne, IN  Summit  Lafayette  Grand Rapids,  Peoples  Wolverine 2008 - 2013 MI  Farmers  Salin Organic M&A  Columbus, OH(1)  LaPorte  Kalamazoo, MI  American Trust  Noblesville, IN  CNB  Indianapolis, IN  Heartland  Holland, MI 2002 - 2007 Bancshares Organic M&A  St. Joseph, MI  Anchor Mortgage  South Bend, IN  Alliance Financial  Elkhart, IN  Merrillville, IN (1) Columbus location closed February 2018. 6

Diversified & Attractive Footprint Headquartered in Michigan City, Indiana 73 Locations (Indiana and Michigan) Approximately 800 FTEs $468 million market capitalization (6/30/20) NASDAQ: HBNC INDIANA 6/30/20 Loans: $2.2 Billion MICHIGAN 6/30/20 Loans: $1.4 Billion Multiple Revenue Streams Diversifies Risk Retail Banking Mortgage Banking Business Banking Wealth Management Complementary Revenue Streams that are Counter- Cyclical to Varying Economic Cycles Note: Total loan figures for Indiana and Michigan do not include Mortgage Warehouse. 7

Attractive & Stable Midwest Markets Top 5 Markets by Deposits Michigan City, IN / Southwest Indianapolis, IN Northwest Indiana Lafayette, IN La Porte, IN Michigan* (Growth) (Growth) (Growth) (Legacy) (Growth) $1.0B Deposits $573M Deposits $511M Deposits $341M Deposits $293M Deposits 9 Branches 9 Branches 10 Branches 10 Branches 7 Branches  Significant  Greater  Double commuter  Similar culture  Purdue University manufacturing, Indianapolis area track addition to and economic collaborates with healthcare, and exhibits strong the South Shore base to legacy contiguous cities education growth train lines markets in of Lafayette and industries  Over $500m in  High cost of living Northern Indiana West Lafayette  Over $1.5B in new investment in Chicago  Grand Rapids one  Subaru expanding public and private and 4,000 new  Population of the most facilities investments since jobs created in density of attractive markets 2012 2019 Chicago in the Midwest Michigan City, IN / Southwest La Porte, IN Indianapolis, IN Northwest Indiana Michigan* Lafayette, IN MedianHHI $53,255 $65,306 $74,285 $58,856 $59,404 '20-'25HHIGrowth 6.8% 11.2% 11.5% 11.8% 10.9% '20-'25Pop.Growth 0.12% 3.81% 0.08% 1.02% 3.86% Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data. *Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits. 8

COVID-19 Response Supporting Employees, Customers & Communities Employees Consumers Businesses Communities Safety and well being of 100% of our branch locations Preferred SBA Lender: Increased volunteerism in employees & families is our first are now open for walk-in traffic. • Active Participant in all SBA support of local not-for-profit priority loan programs (PPP, 7a, entities Installed nine additional Express & 504) Implemented pandemic plan in Interactive Teller Machines Contributed over $300,000 to March after completing test run (ITMs) staffed by Remote Video Payment Relief Programs: COVID-19 related not-for-profit in February 2020 Tellers • Approximately $153 million in efforts (local food banks, United commercial loans with Way, housing) Installed sneeze guards, Opened fourth call center payment extensions customer directional signage, location • Processed and received Participating in community implemented mask approval for 2,340 PPP loans conference calls related to requirements, and continuing Payment Relief: (Rounds One and Two), COVID-19 with sanitizing and social • Approximately $12 million in funding approximately $308.1 distancing protocols. consumer & mortgage loans million Partnered with local with payment extensions • Continue to provide new neighborhood housing Steadily reducing percentage of • Continue to provide new loans to qualified applicants partnerships to provide funding employees working remotely loans to qualified applicants for low to moderate income from early second quarter peak • Providing mortgage loan families education programs Increased PTO / sick time • Providing additional financial Partnered with local Certified benefits assistance in the form of fee Development Corporations to waivers, freeze on all debt provide capital to small collection activities businesses Supported flood victims in Midland, Michigan Note: Modification and PPP data as of August 31, 2020 9

Digital Transformation • Approximately 71% of demand deposit account holders were active online banking users at June 30, 2020 • Third quarter upgrades include live online chat support, along with online and mobile deposit account opening Active Online Monthly Average Transaction Banking Users Volume 110,000 330,000 100,000 305,000 98,836 90,000 280,000 86,020 255,000 80,000 230,000 70,000 73,998 205,000 60,000 180,000 50,000 155,000 40,000 130,000 June 2018 June 2019 June 2020 2016 2017 2018 2019 2Q20 Branch Transactions Active Online Banking Users - MTD Digital & Virtual Transactions 10

Financial Highlights 11

Strong Core Earnings Adj. Net Income(1) Adj. Net Interest Income(1) $24,917 $23,688 $22,803 $41,724 $41,443 $21,839 $40,230 $40,477 $39,491 $20,843 $20,324 $18,535 $17,591 $14,443 s s 0 $0.45 0 0 $0.41 $11,154 0 0 $0.39 0 $ $ 3.61% 3.67% $0.32 3.49% 3.44% 3.35% $0.24 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS Adj. Net Interest Income Adj. NIM (1) Adj. ROAA Adj. PTPP ROAA(1) 1.58% 1.92% 1.40% 1.40% 1.74% 1.64% 1.63% 1.68% 1.03% 0.85% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Adj. ROAA Adj. PTPP ROAA (1) Footnote Index included in Appendix (see slides 36-40 for non-GAAP reconciliation) 12

Stable Net Interest Margin • Lower yielding PPP loans impacted the second quarter margin ~ 3bps • Excess cash sold during the second quarter impacted the margin ~ 4bps (1) (1) (2) (1) Footnote Index included in Appendix (see slides 40-45 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. 13

Change in Loan Yields Directionally Consistent with Funding Costs • Commercial loans: – 64% fixed / 36% variable – 21% of variable rate commercial loan have floors, 67% of which are at their floor • Retained Mortgage loans: – 26% fixed / 74% variable – 98% of variable rate mortgage loans have floors, 5% of which are at their floor • PPP loans impacted the second quarter loan yield ~ 10bps Yield on Loans (%) / Total Loans ($B) 14

Strong Core Funding Deposit Re-Pricing Opportunities • Non-interest bearing balances increased 29% • Quick and decisive action to reprice deposits began immediately after the Fed’s interest rate cuts in March resulting in interest bearing deposit account costs of 0.15% • CD’s maturing in 2020 total $400 million with a weighted average rate of 1.64% • CD portfolio has a duration of just over 10 months and weighted average rate of 1.55% • Account and deposit retention data very strong to date Average Cost(1) 2Q 1Q Average 2Q 1Q 2020 2020 Deposits 2020 2020 CDs Average Average Non-interest ($000s) (QTD) (QTD) 19% bearing Balances Balances 23% Non-interest $924,890 $717,257 0.00% 0.00% bearing Interest $ 2,461,108 $ 2,268,374 0.15% 0.53% Interest bearing bearing(1) Time Deposits 58% $838,553 $956,949 1.73% 1.99% (CDs) Total Deposits $ 4,224,551 $ 3,942,580 0.43% 0.79% (1) Footnote Index included in Appendix (see slide 46 for non-GAAP reconciliation) 15

Diverse Sources of Revenue Q2 ‘20 Non-interest Income Breakout Q2 ‘20 Highlights • Diverse sources of non-interest income, representing 20.6% of total revenue $6,620 • Record mortgage contribution s • Realized $2.9 million of mortgage 0 $2,327 0 $1,765 $1,888 $1,284 0 servicing rights impairment $ -$2,760 • Shift with lower non-sufficient funds fees and growth in interchange income Mortgage Contribution Servicing, net Gain on Sale Mortgage Volume s s $9,208 0 0 $7,906 0 0 $6,613 $10,093 $408,972 0 0 $365,865 $363,610 $ $ $361,463 $3,387 $1,583 $2,120 $1,914 $1,176 $173,899 -$2,735 2017 2018 2019 2Q19 (YTD) 2Q20 (YTD) 2017 2018 2019 2Q19 (YTD) 2Q20 (YTD) 16

Focus on Expense Control Non-interest Expense Breakout ($M) Highlights • Efficiency ratio improved to 56.2% as focus on expense control drives positive operating leverage • Continue annual rationalization of retail locations with two branches closed in 2020 • Second quarter expenses positively impacted by $1.1 million of PPP deferred costs Efficiency Ratio(1) Salaries & Employee Benefits Net Occupancy Expenses Data Processing Professional Fees Outside Services & Consultants Loan Expense Other (1) Footnote Index included in Appendix (see slide 47 for non-GAAP reconciliation) 17

CECL Implementation Driving Reserve Build CECL Adoption Net Net Reserve Reserve Day One Build(1) Build(1) ($000s, unaudited) 12/31/19 Impact 1/1/20 1Q20 2Q20 6/30/20 Commercial $ 11,996 $ 13,618 $ 25,614 $ 6,936 $ 6,597 $ 39,147 Retail Mortgage 923 4,048 4,971 683 178 5,832 Warehousing 1,077 - 1,077 (22) 135 1,190 Consumer 3,671 4,911 8,582 599 (260) 8,921 Allowance for Credit $ 17,667 $ 22,577 $ 40,244 $ 8,196 $ 6,650 $ 55,090 Losses ACL/Total Loans 0.49% 1.10% 1.38% Acquired Loan Discount $ 20,228 $ (2,786) $ 17,442 $ - $ - $ 14,474 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. 18

Robust Capital Foundation TCE / TA (%) Leverage Ratio (%) 4.0% CET1 Ratio (%) Total RBC Ratio (%) 10.5% 7.0% KBW Regional Bank Index Median - MRQ Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. Adequate + Buffer 19

Loan Portfolio Review 20

Diversified and Granular Loan Portfolio Commercial Loans by Industry ($M) (6/30/20) Percentage of Gross Loan Composition ($M) – 6/30/20 Commercial Total Loan Industry Balance Portfolio Portfolio Lessors - Residential Multi Family $228 9.9% 5.7% Mortgage Health Care, Educational & Social 168 7.3% 4.2% Warehouse Held For Sale Office (except medical) 149 6.4% 3.7% $300M $16M Individuals and Other Services 145 6.3% 3.6% 7.5% 0.4% Real Estate Rental & Leasing 145 6.3% 3.6% Consumer Retail 143 6.2% 3.6% $661M Hotel 140 6.1% 3.5% 16.5% Construction 139 6.0% 3.5% Manufacturing 120 5.2% 3.0% Restaurants 101 4.4% 2.5% $4.0B Warehouse/Industrial 81 3.5% 2.0% Professional & Technical Services 81 3.5% 2.0% Commercial Retail Trade 78 3.4% 2.0% $2,313M Lessors - Student Housing 63 2.7% 1.6% Residential 58.0% Mortgage Farm Land 62 2.7% 1.6% $704M Medical Office 61 2.6% 1.5% 17.6% Mini Storage 43 1.9% 1.1% Wholesale Trade 40 1.7% 1.0% Transportation & Warehousing 39 1.7% 1.0% Lessors - Residential 1-4 Family 38 1.6% 1.0% Agriculture 37 1.6% 0.9% Leisure and Hospitality 36 1.6% 0.9% Government 26 1.0% 0.7% Other 150 6.4% 3.8% Total $2,313 100.0% 58.0% 21

Declining Payment Deferrals Payment Extensions / Modifications By Loan Type ($ in millions) June 30, 2020 August 31, 2020 Net Net % of % of Net % of % of Balance Type of Loan # Balance Total Portfolio # Balance Total Portfolio % Decrease Commercial 670 $470.8 88.2% 20.1% 68 $153.0 92.2% 3.8% -67.5% Mortgage (Retained Only) 137 39.1 7.3% 5.3% 43 11.5 6.9% 0.3% -70.6% Indirect Auto 819 17.4 3.3% 4.9% 11 0.2 0.2% 0.0% -98.9% Direct 133 3.6 0.7% 5.1% 12 0.7 0.4% 0.0% -80.6% Consumer Revolving 48 3.0 0.5% 1.3% 11 0.5 0.3% 0.0% -83.3% Total 1,807 $533.9 100.0% 14.3% 145 $165.9 100.0% 4.1% -68.9% Mortgage (Serviced Only) 268 191 Payment Extensions / Modifications By Type ($ in millions) June 30, 2020 August 31, 2020 Type Type Principal & Interest Principal & Interest Interest Only Interest Only Net Net Net Net Type of Loan # Balance # Balance # Balance # Balance Commercial 312 $192.0 358 $278.8 57 $133.6 11 $19.4 Mortgage (Retained Only) 137 39.1 0 0.0 43 11.5 0 0.0 Indirect Auto 819 17.4 0 0.0 11 0.2 0 0.0 Direct 133 3.6 0 0.0 12 0.7 0 0.0 Consumer Revolving 13 0.5 35 2.5 6 0.1 5 0.4 Total 1,414 $252.6 393 $281.3 129 $146.1 16 $19.8 Payment Extensions / Modifications By Term ($ in millions) June 30, 2020 August 31, 2020 Type Type 90 Days Over 90 Days Over or Less 90 Days or Less 90 Days Net Net Net Net Type of Loan # Balance # Balance # Balance # Balance Commercial 617 $350.7 53 $120.1 43 $53.2 25 $99.8 Mortgage (Retained Only) 137 39.1 0 0.0 43 11.5 0 0.0 Indirect Auto 819 17.4 0 0.0 11 0.2 0 0.0 Direct 133 3.6 0 0.0 12 0.7 0 0.0 Consumer Revolving 48 3.0 0 0.0 11 0.5 0 0.0 Total 1,754 $413.8 53 $120.1 120 $66.1 25 $99.8 22

Payroll Protection Program Through June 30, 2020 • Leveraging the CARES Act to provide additional support to small businesses and their 2,340 loans booked employees  PPP loans totaled ~ $308.1 million through June 30, 2020  Average loan size less than $135,000 > $50K - $150K  As of 6/30/20, we have received 28% approximately $11.1 million in fees from the SBA. These fees will be earned over the life of the loans. > $150K - $350K 13% ~80% of PPP loans in $50K and under 52% amounts ≤ $150,000 > $1M 2% 23

Quality Consumer Loan Portfolio As of 6/30/20: June 30, 2020 • 99.2% secured consumer loans Total Outstanding = $661M  93.5% prime, with credit scores Unsecured ≥700 for 80.4% of portfolio and RV & Boat 0.8% <640 for 6.5% 2.5% Other 0.3%  Rescored annually  HELOC combined LTV limited to HELOCs 34.5% 89.9% • Strong asset quality through end of 2Q20 Indirect Auto 53.5%  30-89 days past due 0.33% Direct Auto  NPAs 0.59% 2.7% Home Equity Term 5.7% 24

Prime Mortgage Loan Portfolio As of 6/30/20: • 71% of production sold YTD June 30, 2020 • Predominantly in-market lender Total Outstanding = $704M • Portfolio mortgages Rental 0.8%  Underwriting to Fannie Mae guidelines  Full documentation and employment, income and asset verification Jumbo 40.3%  93% prime with credit score ≥670 • Strong asset quality through end of 2Q20  30-89 days past due 0.22% Conforming 55.9%  NPAs 1.38%  Mortgage OREO consists of 4 Construction properties totaling $249,000 3.0% 25

Diversified Commercial Lending $2.3 billion in Total Commercial Loans Category at June 30, 2020 Res. Agriculture Develop./Land Spec. 4.2% 1.2% • Experienced commercial lenders (20+ years on Homes average) 0.5% Owner Occ. Real • Focus on in-market sponsors in resilient markets Estate Non-Owner 18.6% Occupied Real Estate • Predominantly a secured lender with recourse to 43.8% owners C&I 31.7% • Prudent underwriting standards • Commercial NPAs 0.61% Geography at June 30, 2020 • 30-89 days past due 0.02% Northern Indiana Michiga 22% n 40% Central Indiana 37% Other 1% 26

Sectors with Escalated Monitoring Hotel, Restaurant, Retail and Leisure & Hospitality • Hotels  19 relationships with $140.0M outstanding across 31 projects  Average LTV of 50% and average loan size of ~ $4.8M  70% select service properties / 23% economy properties / 7% $3.99B in Total Loans independent Outstanding 6/30/20 90.4%  Marriott, Hilton, IHG, Wyndham, Choice Hotels and independent brands Liesure & Hospitality  58% in Indianapolis area 0.8%  Modifications of $105.4M; (75%) Restaurant 1.7% • Restaurants  150 borrowers with $67.0M outstanding (excluding PPP Hotel loans) 3.5%  Average loan size of ~ $406,000 NOO - Retail 3.6%  56% full-service / 44% limited-service  Modifications of $29.2M; (44%) • Leisure & Hospitality • Non-Owner Occupied Retail  40 borrowers with $30.6M outstanding (excluding PPP  190 borrowers with $142.8M outstanding loans)  Average LTV 56% and average loan size of ~ $714,000  Average loan size of ~ $566,000  55% Retail Strip / 18% Single Retail / 12% Restaurant  Diverse borrowers, i.e. golf courses, entertainment facilities, fitness establishments, zoo  Modifications of $63.9M; (45%)  Modifications of $13.5M; (44%) Note: Modification data as of 6/30/20. Outstandings data as of 6/30/20. 27

Strong Asset Quality Metrics Through the Second Quarter Net Charge Offs Credit Loss Expense $8,600 (CECL Implementation 1Q20) $725 $7,057 $629 s $412 $404 $407 s 0 0.02% 0.02% 0 0 0 CECL CECL 0 0 $ $ 0.01% 0.01% 0.01% $896 $376 $340 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 NCOs NCOs/Average Loans Non-Performing Loans Allowance for Credit Losses (“ACL”) $55,090 (CECL Implementation 1Q20) $48,440 $28,056 $24,002 0.70% $21,185 s 0.65% s 1.30% 1.38% 0 $18,929 $19,155 0 0 0 CECL 0 0 $18,305 $ $ $17,956 $17,667 0.58% 0.50% 0.49% 0.49% 0.52% 0.52% 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 NPLs (period end) NPLs/Loans (period end) ACL ACL/Loans 28

Key Franchise Highlights • Seasoned management team – over 200 years combined banking experience • Geographic diversification & exposure – strong market share in core footprint • Stable Midwest markets with balanced industrial bases and growth opportunities • High quality balance sheet with strong liquidity – Over $1.2 billion of cash and securities as of 6/30/20 • Robust capital position (12.0% Tier 1 / 13.0% Total RBC as of 6/30/20) • Diversified loan portfolio and complementary counter-cyclical revenue streams • Historical run rate demonstrates strong core operating earnings • Strong cash position at the holding company 29

Appendix 30

Ample Sources of Liquidity Securities Portfolio at June 30, 2020 • Improved and strong liquidity position and borrowing capacity as of 6/30/20 $1.1B  Pledging majority of municipal Corporate securities to the FRB for immediate 1% available liquidity Federal  Additional liquidity available with only agency Federal $4.7 million of PPP loans pledged MBS agency 14% CMO 21% • $1.1 billion securities portfolio consistently managed for liquidity rather than return. State and municipal 64% • 3/31/20 securities / total assets of 20.6% versus peer median of 15.1% • Ample sources of liquidity at the holding company including ~$125.3 million of unencumbered cash (as of Bank Level Liquidity ($M) (6/30/20) Available Unused Line Liquidity 6/30/20) FHLB Advances $239 Federal Reserve Discount Window 492 Unsecured Fed Funds 180 Total $911 31

Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type Non-Owner Occupied CRE – Owner Occupied CRE – C&I Loans – % of Total Commercial Loans % of Total Commercial Loans % of Total Commercial Loans 48% of Total Commercial Loans 19% of Total Commercial Loans 33% of Total Commercial Loans $1.0 billion $0.5 billion $0.7 billion Lessors - Residential Real Estate Rental & Construction Multi 10% Leasing 4% 5% Health Care, Edu. Social Health Care, Educational Retail 6% Assist. 2% Social Assist. 5% Individuals and Other Individuals and Other Motel 6% Services 2% Services 4% Office (except medical) 6% Retail Trade 2% Manufacturing 4% Professional & Technical All Others Restaurants 4% 2% Services 3% Warehouse/ Manufacturing Restaurants Industrial 3% 2% 3% Farm Land 3% Construction 1% Real Estate Rental & Leasing 2% Medical Office 3% All Others 1% All Others 2% Lessors Student Leisure and Hospitality Agriculture Housing 3% 1% 1% Lessors - Residential 1- Professional & Technical Government 4 2% Services 1% 1% Mini Storage 2% Wholesale Trade 1% Wholesale Trade 1% Transportation & Warehousing 1% Retail Trade 1% Note: Data as of 6/30/20. 32

Historical Financials Year Ended December 31, Quarter Ended, ($M except per share data) 2015 2016 2017 2018 2019 6/30/19 9/30/19 12/31/19 3/31/20 6/30/20 Balance Sheet: Total Assets $2,652 $3,141 $3,964 $4,247 $5,247 $5,099 $5,187 $5,247 $5,351 $5,739 Gross Loans $1,757 $2,144 $2,838 $3,014 $3,641 $3,668 $3,668 $3,641 $3,714 $3,994 Deposits $1,880 $2,471 $2,881 $3,139 $3,931 $3,931 $3,916 $3,931 $3,882 $4,308 Tangible Common Equity $197 $255 $325 $362 $478 $447 $464 $478 $454 $476 Profitability: Net Income $20.5 $23.9 $33.1 $53.1 $66.5 $16.6 $20.5 $18.5 $11.7 $14.6 Return on Average Assets 0.87% 0.81% 0.97% 1.31% 1.35% 1.32% 1.60% 1.40% 0.89% 1.05% Return on Average Equity 9.9% 7.9% 8.7% 11.2% 11.0% 10.7% 12.7% 11.3% 7.0% 9.1% Net Interest Margin 3.56% 3.29% 3.75% 3.71% 3.69% 3.73% 3.82% 3.58% 3.56% 3.47% Efficiency Ratio(1) 70.0% 71.5% 65.3% 60.7% 59.9% 60.2% 54.7% 57.3% 58.8% 56.2% Asset Quality(2): NPAs & 90+ PD / Assets 0.75% 0.44% 0.44% 0.41% 0.47% 0.45% 0.45% 0.47% 0.50% 0.53% NPAs & 90+ PD / Loans + OREO 1.13% 0.65% 0.61% 0.57% 0.68% 0.62% 0.63% 0.68% 0.72% 0.77% Reserves / Total Loans 0.83% 0.69% 0.58% 0.59% 0.49% 0.50% 0.49% 0.49% 1.30% 1.38% NCOs / Avg. Loans 0.32% 0.08% 0.04% 0.05% 0.06% 0.05% 0.08% 0.07% 0.04% 0.04% Bancorp Capital Ratios: TCE Ratio 7.6% 8.3% 8.5% 8.8% 9.4% 9.1% 9.3% 9.4% 8.8% 8.6% Leverage Ratio 9.8% 10.4% 9.9% 10.1% 10.5% 10.3% 10.5% 10.5% 10.1% 10.8% Tier 1 Capital Ratio 13.2% 13.2% 12.4% 12.8% 13.5% 12.8% 13.1% 13.5% 12.8% 13.4% Total Capital Ratio 14.0% 13.9% 12.9% 13.4% 14.0% 13.2% 13.5% 14.0% 13.7% 14.4% (1) Footnote Index included in Appendix (see slide 43 for non-GAAP reconciliation) (2) As calculated by S&P Global Market Intelligence. 33

Leader In Our Core Markets HBNC Deposits 2020 '20-'25 '20-'25 HBNC HBNC Market in Market Median Est. Pop. Est. HHI MSA Rank Branches Share ($M) HHI Change Change Michigan City-La Porte, IN 1 9 59.2% $1,011 $53,255 0.1% 6.8% Indianapolis-Carmel-Anderson, IN 16 9 1.1% 573 65,306 3.8% 11.2% Chicago-Naperville-Elgin, IL-IN-WI 48 10 0.1% 511 74,285 0.1% 11.5% Lafayette-WestLafayette,IN 4 7 8.6% 293 59,404 3.9% 10.9% Midland, MI 2 3 14.0% 246 69,009 0.0% 16.9% Niles, MI 4 7 9.2% 194 53,488 (0.5%) 10.8% Logansport, IN 3 2 19.9% 138 50,939 (0.2%) 9.9% Auburn, IN 3 2 18.7% 124 58,507 2.3% 9.4% Lansing-East Lansing, MI 14 2 1.6% 124 61,675 1.6% 11.5% Columbus, IN 4 7 7.9% 108 67,372 3.3% 12.8% Warsaw, IN 5 4 5.9% 101 65,982 2.0% 11.4% Grand Rapids-Kentwood, MI 24 2 0.4% 92 67,365 3.2% 11.9% Fort Wayne, IN 14 2 1.1% 81 58,865 3.0% 10.6% Marion, IN 6 1 9.1% 66 47,353 (1.9%) 11.1% Kalamazoo-Portage, MI 13 1 1.3% 55 63,546 2.6% 15.4% Kokomo, IN 6 1 3.8% 46 52,734 0.6% 7.5% Kendallville, IN 5 4 7.2% 42 59,362 1.0% 9.6% Sturgis, MI 7 1 5.2% 38 55,036 0.4% 11.5% South Bend-Mishawaka, IN-MI 13 1 0.6% 30 58,213 1.4% 15.4% Saginaw, MI 13 1 0.9% 19 48,941 (1.8%) 9.2% Elkhart-Goshen, IN 14 2 0.3% 10 65,928 2.5% 16.4% Total Franchise 75 $3,971 $60,882 1.3% 10.4% Source: S&P Global Market Intelligence. Deposit data as of 6/30/19, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence. 34

Footnote Index • Slide 12 – Adjusted net income and adjusted diluted EPS excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) – Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) – Adjusted net interest income and adjusted net margin exclude acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) – Adjusted ROAA and Adjusted pre-tax, pre-provision ROAA excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Slide 13 – Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non-interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Slide 15 – Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Slide 17 – Adjusted efficiency ratio excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Slides 36-47 Use of Non-GAAP Financial Measures – Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. 35

Footnote Index Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Pre-tax income $ 16,632 $ 13,239 $ 22,463 $ 24,541 $ 19,947 Provision for credit losses 7,056 8,600 340 376 896 Pre-tax, pre-provision net income $ 23,688 $ 21,839 $ 22,803 $ 24,917 $ 20,843 Pre-tax, pre-provision net income $ 23,688 $ 21,839 $ 22,803 $ 24,917 $ 20,843 Merger expenses - - - - - (Gain)/loss on sale of investment securities (248) (339) (10) - 100 Death benefit on bank owned life insurance - (233) - (213) (367) Adjusted pre-tax, pre-provision net income $ 23,440 $ 21,267 $ 22,793 $ 24,704 $ 20,576 Average Assets $ 5,620,695 $ 5,257,332 $ 5,250,574 $ 5,107,259 $ 5,047,365 Unadjusted pre-tax, pre-provision ROAA 1.70% 1.67% 1.74% 1.94% 1.66% Adjusted pre-tax, pre-provision ROAA 1.68% 1.63% 1.74% 1.92% 1.64% 36

Footnote Index Non-GAAP Reconciliation of Net Income (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Net income as reported $ 14,639 $ 11,655 $ 18,543 $ 20,537 $ 16,642 Merger expenses - - - - 1,532 Tax effect - - - - (295) Net income excluding merger expenses 14,639 11,655 18,543 20,537 17,879 (Gain)/loss on sale of investment securities (248) (339) (10) - 100 Tax effect 52 71 2 - (21) Net income excluding (gain)/loss on sale of investment securities 14,443 11,387 18,535 20,537 17,958 Death benefit on bank owned life insurance ("BOLI") - (233) - (213) (367) Net income excluding death benefit on BOLI 14,443 11,154 18,535 20,324 17,591 Adjusted net income $ 14,443 $ 11,154 $ 18,535 $ 20,324 $ 17,591 37

Footnote Index Non-GAAP Reconciliation of Diluted Earnings per Share (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Diluted earnings per share ("EPS") as reported $ 0.33 $ 0.26 $ 0.41 $ 0.46 $ 0.37 Merger expenses - - - - 0.03 Tax effect - - - - - Diluted EPS excluding merger expenses 0.33 0.26 0.41 0.46 0.40 (Gain)/loss on sale of investment securities (0.01) (0.01) - - - Tax effect - - - - - Diluted EPS excluding (gain)/loss on investment securities 0.32 0.25 0.41 0.46 0.40 Death benefit on BOLI - (0.01) - (0.01) (0.01) Diluted EPS excluding death benefit on BOLI 0.32 0.24 0.41 0.45 0.39 Adjusted Diluted EPS $ 0.32 $ 0.24 $ 0.41 $ 0.45 $ 0.39 38

Footnote Index Non-GAAP Reconciliation of Return on Average Assets (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Average assets $ 5,620,695 $ 5,257,332 $ 5,250,574 $ 5,107,259 $ 5,047,365 Return on average assets ("ROAA") as reported 1.05% 0.89% 1.40% 1.60% 1.32% Merger expenses - - - - 0.12 Tax effect - - - - (0.02) ROAA excluding merger expenses 1.05 0.89 1.40 1.60 1.42 (0.02) (0.03) - - 0.01 (Gain)/loss on sale of investment securities Tax effect - 0.01 - - - ROAA excluding (gain)/loss on sale of investment 1.03 0.87 1.40 1.60 1.43 securities Death benefit on bank owned life insurance - (0.02) - (0.02) (0.03) ("BOLI") ROAA excluding death benefit on BOLI 1.03 0.85 1.40 1.58 1.40 Adjusted ROAA 1.03% 0.85% 1.40% 1.58% 1.40% 39

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended June 30, March 31, December 31, September 30, June 30, March 31, 2020 2020 2019 2019 2019 2019 Net interest income as reported $ 42,996 $ 40,925 $ 41,519 $ 43,463 $ 41,529 $ 34,280 Average interest earning assets 5,112,636 4,746,202 4,748,217 4,623,985 4,566,674 3,929,296 Net interest income as a percentage of average interest earning assets ("Net 3.47% 3.56% 3.58% 3.82% 3.73% 3.62% Interest Margin") Net interest income as reported $ 42,996 $ 40,925 $ 41,519 $ 43,463 $ 41,529 $ 34,280 Acquisition-related purchase (1,553) (1,434) (1,042) (1,739) (1,299) (1,510) accounting adjustments ("PAU") Adjusted net interest income $ 41,443 $ 39,491 $ 40,477 $ 41,724 $ 40,230 $ 32,770 Adjusted net interest margin 3.35% 3.44% 3.49% 3.67% 3.61% 3.46% 40

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2018 2018 2018 2018 2017 2017 2017 2017 Net interest income as reported $ 33,836 $ 33,772 $ 33,550 $ 33,411 $ 31,455 $ 27,879 $ 27,198 $ 25,568 Average interest earning assets 3,808,822 3,717,139 3,638,801 3,580,143 3,471,169 3,078,611 2,943,627 2,797,429 Net interest income as a percentage of average interest earning assets ("Net 3.60% 3.67% 3.78% 3.81% 3.71% 3.71% 3.84% 3.80% Interest Margin") Net interest income as reported $ 33,836 $ 33,772 $ 33,550 $ 33,411 $ 31,455 $ 27,879 $ 27,198 $ 25,568 Acquisition-related purchase (1,629) (789) (1,634) (2,037) (868) (661) (939) (1,016) accounting adjustments ("PAU") Adjusted net interest income $ 32,207 $ 32,983 $ 31,916 $ 31,374 $ 30,587 $ 27,218 $ 26,259 $ 24,552 Adjusted net interest margin 3.43% 3.59% 3.60% 3.58% 3.61% 3.63% 3.71% 3.66% 41

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended December 31, September 30, June 30, March 31, 2016 2016 2016 2016 Net interest income as reported $ 20,939 $ 24,410 $ 20,869 $ 19,774 Average interest earning assets 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net 2.92% 3.37% 3.48% 3.45% Interest Margin") Net interest income as reported $ 20,939 $ 24,410 $ 20,869 $ 19,774 Interest expense from prepayment 4,839 - - - penalties on borrowings Acquisition-related purchase (900) (459) (397) (547) accounting adjustments ("PAU") Adjusted net interest income $ 24,878 $ 23,951 $ 20,472 $ 19,227 Adjusted net interest margin 3.45% 3.31% 3.42% 3.36% 42

Footnote Index Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended June 30, March 31, December 31, September 30, June 30, March 31, 2020 2020 2019 2019 2019 2019 Total interest expense as reported $ 7,348 $ 10,729 $ 11,879 $ 12,248 $ 12,321 $ 11,093 Average interest bearing liabilities 3,975,297 3,814,785 3,794,943 3,601,144 3,570,713 3,131,276 Annualized total interest expense as a percentage of average interest bearing 0.74% 1.13% 1.24% 1.35% 1.38% 1.44% liabilities ("Cost of Interest Bearing Liabilities") Total interest expense as reported $ 7,348 $ 10,729 $ 11,879 $ 12,248 $ 12,321 $ 11,093 Interest expense from prepayment penalties ------ on borrowings Adjusted interest expense $ 7,348 $ 10,729 $ 11,879 $ 12,248 $ 12,321 $ 11,093 Average interest bearing liablities 3,975,297 3,814,785 3,794,943 3,601,144 3,570,713 3,131,276 Average non-interest bearing deposits 924,890 717,257 747,513 818,164 818,872 643,601 Average core funding $ 4,900,187 $ 4,532,042 $ 4,542,456 $ 4,419,308 $ 4,389,585 $ 3,774,877 Annualzied adjusted interest expense as a 0.60% 0.95% 1.04% 1.10% 1.13% 1.19% percentage of average core funding ("Adjusted Cost of Core Funds") 43

Footnote Index Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2018 2018 2018 2018 2017 2017 2017 2017 Total interest expense as reported $ 9,894 $ 8,499 $ 7,191 $ 6,015 $ 5,319 $ 4,191 $ 3,607 $ 3,266 Average interest bearing liabilities 3,021,310 2,971,074 2,929,913 2,869,372 2,766,948 2,459,262 2,375,827 2,246,550 Annualized total interest expense as a percentage of average interest bearing 1.30% 1.13% 0.98% 0.85% 0.76% 0.68% 0.61% 0.59% liabilities ("Cost of Interest Bearing Liabilities") Total interest expense as reported $ 9,894 $ 8,499 $ 7,191 $ 6,015 $ 5,319 $ 4,191 $ 3,607 $ 3,266 Interest expense from prepayment penalties -------- on borrowings Adjusted interest expense $ 9,894 $ 8,499 $ 7,191 $ 6,015 $ 5,319 $ 4,191 $ 3,607 $ 3,266 Average interest bearing liablities 3,021,310 2,971,074 2,929,913 2,869,372 2,766,948 2,459,262 2,375,827 2,246,550 Average non-interest bearing deposits 656,114 640,983 605,188 595,644 603,733 540,109 499,446 491,154 Average core funding $ 3,677,424 $ 3,612,057 $ 3,535,101 $ 3,465,016 $ 3,370,681 $ 2,999,371 $ 2,875,273 $ 2,737,704 Annualzied adjusted interest expense as a 1.07% 0.93% 0.82% 0.70% 0.63% 0.55% 0.50% 0.48% percentage of average core funding ("Adjusted Cost of Core Funds") 44

Footnote Index Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended December 31, September 30, June 30, March 31, 2016 2016 2016 2016 Total interest expense as reported $ 8,450 $ 4,552 $ 3,781 $ 3,754 Average interest bearing liabilities 2,369,810 2,443,986 2,058,463 1,974,325 Annualized total interest expense as a percentage of average interest bearing 1.42% 0.74% 0.74% 0.76% liabilities ("Cost of Interest Bearing Liabilities") Total interest expense as reported $ 8,450 $ 4,552 $ 3,781 $ 3,754 Interest expense from prepayment penalties (4,839) - - - on borrowings Adjusted interest expense $ 3,611 $ 4,552 $ 3,781 $ 3,754 Average interest bearing liablities 2,369,810 2,443,986 2,058,463 1,974,325 Average non-interest bearing deposits 504,274 462,253 364,822 339,141 Average core funding $ 2,874,084 $ 2,906,239 $ 2,423,285 $ 2,313,466 Annualzied adjusted interest expense as a 0.50% 0.62% 0.63% 0.66% percentage of average core funding ("Adjusted Cost of Core Funds") 45

Footnote Index Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, 2020 2020 Total deposit interest expense as reported $ 4,506 $ 7,716 Average interest bearing deposits 3,299,661 3,225,323 Annualized total deposit interest expense as a percentage of average interest bearing 0.55% 0.96% deposits ("Cost of Interest Bearing Deposits") Average interest bearing deposits 3,299,661 3,225,323 Average non-interest bearing deposits 924,890 717,257 Average total deposits $ 4,224,551 $ 3,942,580 Annualzied deposit interest expense as a percentage of average total deposits ("Cost 0.43% 0.79% of Total Deposits") 46

Footnote Index Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio (Dollars in Thousands, Unaudited) Three Months Ended June 30, March 31, December 31, September 30, June 30, 2020 2020 2019 2019 2019 Non-GAAP Calculation of Efficiency Ratio Non-interest expense as reported $ 30,432 $ 31,149 $ 30,650 $ 30,060 $ 31,584 Net interest income as reported 42,996 40,925 41,519 43,463 41,529 Non-interest income as reported 11,124 12,063 11,934 11,514 10,898 Non-interest expense/ (Net interest income + Non- interest income) ("Efficiency Ratio") 56.23% 58.79% 57.34% 54.68% 60.24% Non-GAAP Reconciliation of Adjusted Efficiency Ratio Non-interest expense as reported $ 30,432 $ 31,149 $ 30,650 $ 30,060 $ 31,584 Merger expenses - - - - (1,532) Non-interest expense excluding merger expenses 30,432 31,149 30,650 30,060 30,052 Net interest income as reported 42,996 40,925 41,519 43,463 41,529 Non-interest income as reported 11,124 12,063 11,934 11,514 10,898 (Gain)/loss on sale of investment securities (248) (339) (10) - 100 Death benefit on bank owned life insurance ("BOLI") - (233) - (213) (367) Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI $ 10,876 $ 11,491 $ 11,924 $ 11,301 $ 10,631 Adjusted efficiency ratio 56.49% 59.43% 57.35% 54.89% 57.62% 47